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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated November 19, 1999 for the year ended December 31, 1998, included in i2 Technologies, Inc.'s Form 8-K, dated November 30, 1999 and to all references to our Firm included in this registration statement.

                                                       /s/ Arthur Andersen LLP


Dallas, Texas
February 3, 2000